AMENDMENT TO EMPLOYMENT AGREEMENT


      THIS AMENDMENT ("Amendment") dated as of August 1, 1998 amends that certain Employment Agreement ("Agreement") dated as of July 8, 1996 by and between V-ONE Corporation, a Delaware corporation ("Company"), and Jieh-Shan Wang ("Executive").

      1. Each capitalized term used but not otherwise defined herein shall have the meaning assigned to it in the Agreement.

      2. The first sentence of Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

            The Company employs Executive, and Executive agrees to serve, as the Company's Chief Technical Officer on the conditions hereinafter set forth.

      3. All references to the term "Senior Vice President, Engineering" in the Agreement shall be amended to read "Chief Technical Officer."

      4. The Company and Executive agree that Executive is no longer an executive officer of the Company.

      5. The Company and Executive agree that Executive may take leave without pay during the period October 1 through December 31, 1998.

      6. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.


/s/ Jieh-Shan Wang                              V-ONE CORPORATION
---------------------------
Jieh-Shan Wang

                                          By: /s/ Charles B. Griffis
                                             -----------------------------
                                             Charles B. Griffis, Senior
                                             Vice President and Chief
                                             Financial Officer